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                                                                    EXHIBIT 32.1

                       CERTIFICATION PURSUANT TO 18 U.S.C.
                        SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Asset Acceptance Capital Corp. (the "Company") on Form 10-K for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Nathaniel F. Bradley IV, President and Chief Executive Officer of the Company, and Mark A. Redman, Vice President-Finance and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

         1.       The Report fully complies with the requirements of section 13
                  (a) or 15 (d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




March 24, 2005            /s/ Nathaniel F. Bradley IV
                          ----------------------------------------------------
                          Nathaniel F. Bradley IV
                          President and Chief Executive Officer




                          /s/ Mark A. Redman
                          ----------------------------------------------------
                          Mark A. Redman,
                          Vice President - Finance and Chief Financial Officer